UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) November 1, 2006
Banc of America Securities Auto Trust 2006-G1
BAS Securitization LLC
Bank of America, National Association
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in its Charter)
Delaware
Delaware
United States
(State or Other Jurisdiction of Incorporation)

333-130613 333-130613-01	69-0009065 51-6581421

(Depositor’s and Issuing Entity’s Commission File Numbers)	(Depositor’s and Issuing Entity’s’ I.R.S. Employer Identification Nos.)

Bank of America Corporate Center 100 North Tryon Street Charlotte, North Carolina	28255

(Address of Principal Executive Offices)	(Zip Code)
(704) 388-2308

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes, Class B and Class C Asset Backed Notes by Banc of America Securities Auto Trust 2006-G1 described in the Preliminary Prospectus Supplement dated October 31, 2005.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
No.	Document Description

5.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality

8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Depositor, BAS Securitization LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2006	BAS SECURITIZATION LLC

	By:	/s/ James G. Mackey
	Name:	James G. Mackey
	Title:	Principal Financial Officer